UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 21, 2004
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number)

1344 Crossman Avenue
Sunnyvale, California 94089
(Address of principal executive offices, including zip code)

(408) 744-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02     Results of Operations and Financial Condition

     On October 21, 2004, Hyperion Solutions Corporation (the “Company”) issued a press release announcing its results for its fiscal first quarter ended September 30, 2004. Subsequently, the Company held a conference call to discuss its results. A copy of the press release is furnished as Exhibit 99.1 to this report. A transcript of the conference call and the related slide presentation are furnished as Exhibit 99.2 to this report.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated October 21, 2004, entitled “Hyperion Reports Fiscal First Quarter Results.”

99.2	Transcript of the Company’s conference call relating to its results for its fiscal first quarter ended September 30, 2004 and the related slide presentation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

HYPERION SOLUTIONS CORPORATION

Date: October 27, 2004	By:	/s/ David Odell
Name: David Odell Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated October 21, 2004, entitled “Hyperion Reports Fiscal First Quarter Results.”

99.2	Transcript of the Company’s conference call relating to its results for its fiscal first quarter ended September 30, 2004 and the related slide presentation.